Other income / (charges)	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Other income / (charges)
14 Other income / (charges)

	2023	2022

Other income	35	341

Other charges	(92)	-

On December 31	(57)	341
The other charges in 2023 mainly relate to the book loss of the divestment of Aegon’s businesses in Poland and Romania to Vienna Insurance Group AG Wiener Versicherung Gruppe (VIG), amounting to EUR 78 million.
Other income in 2022 includes the book gain on the divestment of Aegon Hungary and Aegon Turkey to Vienna Insurance Group AG Wiener Versicherung Gruppe (VIG) amounting to EUR 237 million, and the book gain on the divestment of Aegon’s 50% stake in the Spanish insurance joint venture with LIberbank to Unicaja Banco amounting to EUR 91 million.